SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               eACCELERATION CORP.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                               eACCELERATION CORP.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  July 17, 2003



To the Stockholders of
eACCELERATION CORP.:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of eAcceleration Corp. will be held at eAcceleration Corp.'s office, located at 1050 NE Hostmark Street, Suite 100B, Poulsbo, Washington 98370, on Thursday, July 17, 2003, commencing at 10:00 a.m. (local time), or at any adjournment or postponement thereof, for the following purposes:

         1.   To elect four directors to our board of directors; and

         2. To consider and act upon such other business as may properly come before the annual meeting or any adjournment thereof.

         These matters are more fully described in the proxy statement accompanying this notice to which your attention is directed.

         We are not aware of any other business to come before the annual meeting. Only our stockholders of record at the close of business on May 28, 2003 will be entitled to vote at the annual meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed proxy at your earliest convenience in order that your shares may be voted for you as specified.


                                           By Order of the Board of Directors,



                                           Clinton L. Ballard
                                           President and Chief Executive Officer

May 30, 2003
Poulsbo, Washington

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                               eACCELERATION CORP.
                             1050 NE Hostmark Street
                                   Suite 100B
                            Poulsbo, Washington 98370



                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 17, 2003




         The 2003 annual meeting of our stockholders will be held on Thursday, July 17, 2003 at eAcceleration Corp.'s office located at 1050 NE Hostmark Street, Suite 100B, Poulsbo, Washington 98370, commencing at 10:00 a.m. (local time), and any adjournments and postponements thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders. THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF OUR BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING, AND AT ANY ADJOURNMENTS AND POSTPONEMENTS OF THE ANNUAL MEETING. The approximate date on which this proxy statement and the enclosed proxy are being first mailed to stockholders is May 30, 2003.

         When you sign the proxy card, you appoint either Clinton L. Ballard or Diana T. Ballard as your representative at the meeting. Mr. or Mrs. Ballard will vote your proxy as you have instructed them on the proxy card. If you submit a proxy card but do not specify how you would like it to be voted, Mr. or Mrs. Ballard will vote your proxy for re-election of the board of directors of all nominees listed below under "Election of Directors." We are not aware of any other matters to be considered at the meeting. However, if any other matters come before the meeting, Mr. or Mrs. Ballard will vote your proxy on such matters in accordance with their judgment.

         If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified, subject to any applicable voting or irrevocable proxy agreements. Any person executing an enclosed proxy may revoke it prior to its exercise either by letter directed to us or in person at the annual meeting.

         Throughout this proxy statement, the terms "we," "us," "our" and "our company" refer to eAcceleration Corp., a Delaware corporation, and, unless the context indicates otherwise, to our subsidiaries on a consolidated basis.

VOTING RIGHTS

         Only stockholders of record at the close of business on May 28, 2003 (the "Record Date") will be entitled to vote at the annual meeting or any adjournment thereof. Stockholders are receiving this proxy and proxy card from us because you are stockholders of the Company as of the Record Date and are therefore asked to vote on these issues. We currently have outstanding one class of voting capital stock, the shares of common stock, par value $0.0001 per share. As of the Record Date, there were 34,472,500 shares of our common stock outstanding. Holders of our common stock are entitled to one vote on all matters presented to stockholders for each share registered in their respective names.

         Stockholders are asked to vote on the election of four directors of the Company. Directors are elected by a plurality of the votes entitled to be cast in person or by proxy and actually cast at the annual meeting with respect to Proposal Number 1.

         For purposes of determining whether proposals have received a majority of votes cast, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, the effect of abstentions and broker non-votes will have no effect on the vote on Proposal Number 1. However, abstentions will be counted in the determination of whether a quorum exists for the purposes of transacting business at the annual meeting.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

         There are four nominees for the upcoming election of directors. Each nominee shall, upon being elected, hold office until the next annual meeting of stockholders to be held in 2004, or until his or her successor has been duly elected and qualified, unless he or she shall resign, become disqualified, disabled or shall otherwise be removed from office. Each nominee named below is currently a director of our company. Two of the director nominees are independent directors, as defined by the Nasdaq Marketplace Rules.

         Shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, FOR the election as directors of each of the four nominees named below, unless any nominee shall be unavailable for election, in which case such shares will be voted for a substitute nominee designated by our board. Our board has no reason to believe that any nominee will be unavailable or, if elected, will decline to serve.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS.

DIRECTOR-NOMINEES

         The names of our director-nominees, their ages as of the Record Date, and certain other information about them, are set forth below:

Name                     Age   Positions and Offices
----                     ---   ---------------------
Clinton L. Ballard       40    President, Chief Executive Officer and Director
Diana T. Ballard         45    Chairman of the Board, Secretary and Treasurer
Edward P. Swain, Jr.     67    Director
William E. Hoke          63    Director

PRINCIPAL OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         The following is a brief summary of the business experience and background of our directors and executive officers based upon information provided to us by such persons.

         CLINTON L. BALLARD is our president and chief executive officer, serving as chief executive officer, president, or in other executive capacities since inception. Mr. Ballard received a B.S. in mathematics from the California Institute of Technology in 1984.

         DIANA T. BALLARD is our chairman of the board, secretary and treasurer, serving as chairman of the board as well as in other executive capacities, including president, since inception. Mrs. Ballard is the wife of Clinton L. Ballard.

         E. EDWARD AHRENS has been our chief financial officer since February 2000. Mr. Ahrens was self-employed as a certified public accountant from October 1993 through September 30, 2002, and in that capacity was our regular accountant, providing accounting and controller functions to us since 1995. Mr. Ahrens sold his practice on September 30, 2002 and became our full time employee as of November 1, 2002. Mr. Ahrens received a Bachelor of Business Administration -- banking and finance, from the University of North Texas in 1971.

         EDWARD P. SWAIN, JR. has been a director since August 2000 and served as consultant to us from September 1999 through August 2000. Mr Swain is currently self-employed as a consultant and served as president and chief executive officer of P T Holdings Corporation from January 1992 to February 2002. From January 1992 through December 1997, he also served as president, chief executive officer and director of Port Townsend Paper Corporation, as well as chairman of the board of that company from December 1997 to December 1998. Recently, Mr. Swain was appointed chairman of the nominating and governance committee of Fibermark, Inc., where he is also a director and has served as past chairman of the audit committee. Mr. Swain is also a member of the board of trustees, chairman of the finance committee, member of the executive committee and treasurer of the Museum of Flight in Seattle, Washington. Mr. Swain received a B.A. from Williams College in 1957 and a LLB from Harvard Law School in 1964.

         WILLIAM E. HOKE has been a director since August 2000. Mr. Hoke has been self-employed from January 1996 through the present, serving as president of Hoke Consulting. Mr. Hoke's firm on occasion provides us with advertising and public relations services. He is the volunteer chair of the Kitsap United Way marketing committee and served on the board of the Kitsap County Economic Development Council between 1996 and 1998.

         Our future success depends to a significant extent on the efforts and abilities of our senior management, particularly Clinton L. Ballard, our president and chief executive officer, Diana T. Ballard, our chairman of the board, secretary and treasurer, and other key employees, including our technical and sales personnel. The loss of the services of any of these individuals could harm our business. We may be unable to attract, motivate and retain other key employees in the future. We are the beneficiary of a "key person" term life insurance policy in the amount of $2,000,000 on the life of Clinton L. Ballard, our president and chief executive officer.

         Our board of directors is elected annually by our stockholders. Edward
P. Swain, Jr. and William E. Hoke have served as our non-employee directors since August 2000.


DIRECTORS' AND EXECUTIVE OFFICERS' COMPENSATION

         Our non-employee directors receive payments of $500 per meeting. Members of the board of directors are also eligible to participate in our 2002 Equity Incentive Plan. Each of Clinton L. Ballard and Diana T. Ballard receive a salary of $104,000 per year for their services to the Company. All of our directors are reimbursed for expenses actually incurred in connection with attending meetings of our board of directors.

         In August, 2002, each of our non-employee directors was granted options to purchase an aggregate of 30,000 shares of our common stock under our 2002 Equity Incentive Plan, at an exercise price equal to $0.12 per share, which was in excess of the fair market value at the date of grant. In August, 2002 each of our non-employee directors was also issued an aggregate of 10,000 shares of our common stock under our 2002 Equity Incentive Plan, valued at $0.10 per share, the fair market value on the date of the issuance.

         In August, 2002, E. Edward Ahrens, our chief financial officer, was granted options to purchase an aggregate of 40,000 shares of our common stock under our 2002 Equity Incentive Plan, at an exercise price equal to $0.12 per share, which was in excess of the fair market value at the date of the grant. In both August 2002 and November 2002, E. Edward Ahrens, our chief financial officer, was also granted 1,000 shares of our common stock in each instance under our 2002 Equity Incentive Plan, valued at $0.10 per share, the fair market value on the date of the grant. In April 2003, E. Edward Ahrens, our chief financial officer, was granted 2,000 additional shares of our common stock under our 2002 Equity Incentive Plan for a total of 4,000 shares to date, valued at $0.10 per share, the fair market value on the date of the grant.

BOARD MEETINGS AND COMMITTEES

         During our fiscal year ended December 31, 2002, our board of directors met six times. All of our current directors attended not less than 75% of such meetings of the board of directors and committees on which such directors served.

         The audit committee of our board of directors is currently comprised of Edward P. Swain, Jr. and William E. Hoke, each of whom do not have any relationship with us that may interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The audit committee met six times during the last fiscal year.

         The audit committee is responsible for overseeing our management's conduct in the financial reporting process, including reviews of our annual, quarterly and other financial reports and our systems of internal accounting, bookkeeping, and financial controls. The audit committee is responsible for reviewing and pre-approving any non-audit services or non-audit fees and special engagements to be performed by our independent auditors and considering the effect of such performance on the auditors' independence. The audit committee is also responsible for engaging and dismissing our independent auditors. In discharging its oversight role, the audit committee is empowered to meet and discuss with our management and independent auditors the quality and accuracy of our accounting principles, the completeness and clarity of our financial disclosures and other significant decisions made by management in the preparation of our financial reports.

         We currently have no compensation committee or nominating committee, the functions of which are performed by our board of directors.

                               SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of:

         o each person known by us to beneficially own 5% or more of the outstanding shares of Common Stock, based on filings with the Securities and Exchange Commission and certain other information,
         o each of our executive officers, directors and director nominees, and
         o all of our executive officers, directors and director nominees as a group.

                                              Amount of
         Name of                             common stock               Percentage ownership
   beneficial owner                       beneficially owned               of common stock
----------------------                  ----------------------         ----------------------
Clinton L. Ballard                          34,300,000 (1)                     99.5 %
Diana T. Ballard                            34,300,000 (1)                     99.5 %
E. Edward Ahrens                                 4,000                           *
Edward P. Swain, Jr.                            10,000                           *
William E. Hoke                                 10,000                           *
All officers and directors
as a group (5 persons)                      34,324,000                         99.6%
------------------

* Less than one percent

         (1) The shares beneficially owned by Clinton L. Ballard include the shares owned by his wife, Diana T. Ballard, and the shares beneficially owned by Diana T. Ballard include the shares owned by Clinton L. Ballard. The shares beneficially owned by Clinton L. Ballard and Diana T. Ballard include an aggregate of 880,000 shares owned of record by the minor children of Clinton and Diana Ballard.

                             EXECUTIVE COMPENSATION

         The following table shows the cash compensation paid for the years ended December 31, 2000 through 2002 to our chief executive officer and each other officer who received total annual compensation, including salary and bonus in excess of $100,000 in 2002.

                                              Summary Compensation Table
                                                 Annual Compensation
                               -------------------------------------------------------------
      Name and                      Fiscal              Base
  principal position                Year               Salary                 Bonus
----------------------              -----           ------------       -----------------
Clinton L. Ballard                  2002           $    104,000        $      106,138 (2)
  President and chief               2001                104,000               150,000
  executive officer                 2000                104,000                     0

Diana T. Ballard                    2002           $    104,000        $        6,138 (3)
  Chairman of the board,            2001                104,000                     0
  secretary and treasurer           2000                104,000 (1)                 0
------------

(1) In 2000, we paid Mrs. Ballard no salary. The estimated annual value of her services is $104,000. Accordingly, Mrs. Ballard is deemed to have earned $104,000 in 2000, and we accounted for this amount as contributed capital with a corresponding charge to our operations in such year. The amounts shown for 2001 and 2002 represent actual salary paid to her.

(2) Mr. Ballard's bonuses in 2001 represented cash bonuses. Bonuses listed in 2002 for Mr. Ballard represent a cash bonus of $100,000 and S-corporation distributions of $6,138.

                                       6



(3) The bonus listed in 2002 for Mrs. Ballard represented S-corporation distributions of $6,138.

     The value of all perquisites provided to either of Mr. or Mrs. Ballard did not exceed the lesser of $50,000 or 10% of his or her salary and bonus.

OPTION/STOCK APPRECIATION RIGHTS ("SAR") GRANTS IN LAST FISCAL YEAR

         The following table sets forth (a) the number of shares underlying options granted to each Named Executive Officer and E. Edward Ahrens, our Chief Financial Officer, during the fiscal year ended December 31, 2002, (b) the percentage the grant represents of the total number of options granted to all Company employees during the fiscal year ended December 31, 2002, (c) the per share exercise price of each option, and (d) the expiration date of each option.

                                    Number of Shares     Percentage of Total
                                   Underlying Options     Options Granted to      Exercise     Expiration
Name                              Granted During 2002      Employees in 2002        Price          Date
----                              -------------------    -------------------      ---------        ----
Clinton L. Ballard                            0                     -                   -               -
Diana T. Ballard                              0                     -                   -               -
E. Edward Ahrens                         40,000                    5%               $0.12        8/7/2012

AGGREGATED OPTIONS/SAR EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         Set forth in the table below is information, with respect to each Named Executive Officer and E. Edward Ahrens, our Chief Financial Officer, as to the
(a) number of shares acquired during the fiscal year ended December 31, 2002 upon each exercise of options granted to such individuals, (b) the aggregate value realized upon each exercise (i.e. the difference between the market value of the shares at exercise and their exercise price), (c) the total number of unexercised options held on December 31, 2002, separately identified between those exercisable and those not exercisable, and (d) the aggregate value of in-the-money, unexercised options held on December 31, 2002, separately identified between those exercisable and those not exercisable.

                                                 Number of                             Value of Unexercised
                                           Unexercised Options                         In-the-Money Options
                                          at December 31, 2002                         at December 31, 2002
                                    -------------------------------             -------------------------------
Name                                Exercisable       Unexercisable             Exercisable       Unexercisable
----                                -----------       -------------             -----------       -------------
Clinton L. Ballard                          0                    0                      0                 0
Diana T. Ballard                            0                    0                      0                 0
E. Edward Ahrens                            0               40,000                      0                 0

         Neither of our named executive officers nor E. Edward Ahrens exercised any options during 2002. The value of unexercised in-the-money options is calculated by subtracting the aggregate exercise price of the options from the aggregate fair market value price of the shares underlying the options as of December 31, 2002, which was determined by the board of directors to be $0.10 per share. As of the date of this filing, we have no options in-the-money.

EMPLOYMENT AGREEMENTS

         We have entered into employment agreements with each of Clinton L. Ballard and Diana T. Ballard, each for a five-year term commencing January 1, 2003, which extends annually thereafter unless we or such person provides 60 days' notice of termination. The employment agreement with Clinton L. Ballard, as amended, provides for him to serve as the president, chief executive officer and a director, and provides for an annual base salary of $104,000 and a bonus of 2.5% of our cash flow, which is defined as our income before taxes, depreciation, amortization and extraordinary items, plus deferred revenue, less deferred expenses, with respect to fiscal years during the term of the agreement. The employment agreement with Diana T. Ballard, as amended, provides for her to serve as the chairman of the board, provides for an annual base salary of $104,000 and provides for a bonus of 2.5% of our cash flow with respect to fiscal years during the term of the agreement.

         Each of these agreements contains restrictions on the employee engaging in competition with us for the term of the employment agreement and for one year after the term, and provisions protecting our proprietary rights and information. Each agreement also provides for the payment to the employee of a lump sum equal to three times the average of the employee's annual compensation for the prior five years, less $1.00, upon his or her termination in the event of a "change in control" of eAcceleration, which is defined in the agreements to mean any of the following:

        o a change in control as defined in Rule 12b-2 under the Securities Exchange Act of 1934;

        o a person, as such term is defined in Sections 13(d) and 14(d) of the Exchange Act, other than a current director or officer of eAcceleration becoming the beneficial owner, directly or indirectly, of 20% of the voting power of our outstanding securities; or

        o the members of our board of directors at the beginning of any two-year period ceasing to constitute at least a majority of the board of directors unless the election of any new director during such period has been approved in advance by two-thirds of the directors in office at the beginning of such two-year period.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company does not currently have a Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information as of December 31, 2002, concerning our equity compensation plans:

                               Number of securities               Weighted average         Number of securities
                                 to be issued upon                 exercise price          remaining available
                              exercise of outstanding              of outstanding          for future issuance
                                 options, warrants,               options, warrants            under equity
                                     and rights                      and rights             compensation plans
                           -------------------------------    ------------------------   --------------------------
Equity compensation
plans approved by
security holders (1)               765,000  (2)                         $0.41                    9,110,500 (2)

------------

(1) Includes our 2002 Equity Incentive Plan and the 1999 Amended and Restated Stock Incentive Plan of Acceleration Software International Corporation, our wholly-owned subsidiary.
(2) Excludes 124,500 shares issued under our 2002 Equity Incentive Plan as of December 31, 2002.


AUDIT COMMITTEE REPORT

         THE AUDIT COMMITTEE REPORT DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHALL NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OF OUR OTHER FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THE REPORT BY REFERENCE THEREIN.

         The audit committee has been established for the purpose of overseeing our accounting and financial reporting processes and the audits of our annual financial statements. During the past year, the Sarbanes-Oxley Act of 2002 added a number of provisions to federal law to strengthen the authority of, and increase the responsibility of, corporate audit committees.

         Our audit committee consists of two members, both of whom are "independent" under the Nasdaq Marketplace Rules listing standards as currently in effect. None of the audit committee members is a current officer or employee of our company or any of its affiliates.

         The board of directors has adopted a written charter for the audit committee. The charter has been approved and adopted by the board and is reviewed and reassessed annually by the audit committee. The charter is presently under review, and it is expected that the board, with the recommendation of the audit committee, will amend the charter later this year to reflect the relevant provisions of the Sarbanes-Oxley Act of 2002. The charter sets forth the responsibilities, authority and specific duties of the audit committee. The charter specifies, among other things, the structure and membership requirements of the audit committee, as well as the relationship of the audit committee to our independent accountants and management. We have attached a copy of the current audit committee charter to this Proxy Statement in Appendix A.

         As set forth in the audit committee charter, the audit committee is to assist the board in its general oversight of our financial reporting, internal controls and audit functions. Management is responsible for the preparation and integrity of our financial statements. The audit committee reviewed our audited financial statements for the year ended December 31, 2002, and met with both management and the independent auditors to discuss such financial statements. Management and the independent auditors have represented to the audit committee that the financial statements were prepared in accordance with generally accepted accounting principles. The members of the audit committee recommended to the board, and the board has approved, that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission. The audit committee meets each quarter with the independent auditors to review our interim financial results before the filing our Quarterly Reports on Form 10-QSB.

         All services provided by our independent auditors are subject to the pre-approval of the audit committee. This includes audit services, audit-related services, tax services and other services. The audit committee has delegated to its individual members the authority to pre-approve non-audit services, and such pre-approvals are then communicated to the audit committee at its next meeting.

         The audit committee monitors the activities and performance of our auditors, including the audit scope, external audit fees, matters relating to auditor independence and non-audit related services. The audit committee received written disclosures from our independent auditors regarding their independence from us as required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors such auditors' independence with respect to all services that it rendered to us. The audit committee also discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61.

                              Edward P. Swain, Jr.
                              William E. Hoke

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

         Section 145 of the Delaware General Corporation Law ("Delaware Law") provides that indemnification of directors, officers, employees and other agents of a corporation, and persons who serve at its request as directors, officers, employees or other agents of another organization, may be provided by such corporation.

         Our certificate of incorporation includes provisions eliminating the personal liability of our directors for monetary damages resulting from breaches of their fiduciary duty except for the following instances, in accordance with Delaware Law:

         o for any breach of the director's duty of loyalty to us or our stockholders,
         o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
         o where the liability arises from an unlawful payment of a dividend or an unlawful stock purchase or redemption by us which was approved by the directors for whom liability is sought, or
         o with respect to any transaction from which the director derived an improper personal benefit.

         Our by-laws provide indemnification to our directors, officers, employees and agents, including indemnification against claims brought under state or Federal securities laws, to the full extent allowable under Delaware law.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In March 2002, one of our principal stockholders, Clinton L. Ballard, who is also our president, CEO, and a director, made a capital contribution of an aggregate of $40,000, which was used for working capital.

         During the fourth quarter of 2001 and the first quarter of 2002, we borrowed an aggregate of $404,000 from Mr. Ballard under various notes payable. These notes all are payable on demand and interest is payable monthly on the outstanding balance at 10% per annum. Because these notes violated a covenant in the loan agreements with our bank, Mr. Ballard entered into a subordination agreement with the bank with respect to these notes, which specified that such notes would hold secondary priority in the event of the liquidation or dissolution of our company. The covenant violation was cured upon the execution of the subordination agreement; however, the loan covenants restrict further borrowing from our stockholders, or any other third party, without the express written consent of the bank.

         In August 2002, we issued shares of common stock to an outside consultant who is a foreign national, which resulted in the termination of our S-corporation status. Consequently, certain distributions of $9,984 to Mr. Ballard made during 2002 were treated as repayment on our existing loan from Mr. Ballard. Such payment would have constituted an event of default under our loan covenants with a local bank. The bank waived any default with respect to the repayment of these amounts to Mr. Ballard.

         In November 1999, we entered into employment agreements with Clinton L. Ballard, our president and chief executive officer and Diana T. Ballard, our chairman of the board. These agreements were amended in December 2002 to provide for the agreements to become effective for a five-year period and to amend the terms of the bonuses provided for therein. See "Executive Compensation - Employment Agreements".

         In November 2002, we issued 1,000 shares of our common stock to our chief financial officer, E. Edward Ahrens. These shares had a value of $0.10 per share at such time. In August 2002, we issued 1,000 shares of our common stock to our chief financial officer, E. Edward

Ahrens. These shares had a value of $0.10 per share at such time.

         In December 2002, we granted a bonus of $100,000 to Clinton L. Ballard, our president and chief executive officer, in recognition of his exemplary performance for us, particularly with respect to the development and implementation of our eAnthology subscription service.

         In August 2002, we issued 10,000 shares of our common stock to each of our current independent directors, Edward P. Swain, Jr. and William E. Hoke. These shares had a value of $0.10 per share at such time.

         In August 2002, we granted options to purchase 30,000 shares of our common stock to each of our current independent directors, Edward P. Swain, Jr. and William E. Hoke. These options have an exercise price of $0.12 per share and are scheduled to become exercisable in equal installments over a five-year period.

         In August 2002, we granted options to purchase 40,000 shares of our common stock to our chief financial officer, E. Edward Ahrens. These options have an exercise price of $0.12 per share and are scheduled to become exercisable in equal installments over a ten-year period.

         All transactions between us and any of our officers, directors or five percent stockholders have been and will be on terms no less favorable to us than would be available from unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, together with written representations received by us from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to our 2002 fiscal year, except that, due to a clerical error, each of William E. Hoke, Edward P. Swain, Jr. and E. Edward Ahrens failed to fully file Form 4's with respect to our grant to them of shares of common stock and options to purchase common stock under our 2002 Equity Incentive Plan and each of Clinton L. Ballard and Diana T. Ballard failed to timely file Form 4's with respect to their gift of shares to their children.

                              INDEPENDENT AUDITORS

         Peterson, Sullivan PLLC acted as our independent auditors for the year ended December 31, 2002. We anticipate that a representative of Peterson Sullivan PLLC will be present at the annual meeting. The auditors' representative will have the opportunity to make a statement, if the auditors desire to do so, and will be available to respond to appropriate questions from stockholders.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

         (a) On December 4, 2002, we dismissed McKennon, Wilson & Morgan LLP as our independent auditors. The decision to dismiss this firm and to seek new independent auditors was recommended by our audit committee and approved by our board of directors.

         The audit reports of McKennon, Wilson & Morgan LLP on our financial statements for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the opinion issued with our financial statements for the year ended December 31, 2001 included a reference to substantial doubt that existed regarding our ability to continue as a going concern.

         In connection with the audits for the years ended December 31, 2001 and 2000 and for the subsequent interim period through December 4, 2002, there were no disagreements with McKennon, Wilson & Morgan LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of McKennon, Wilson & Morgan LLP, would have caused them to make reference thereto in their reports on the financial statements for such years; and there were no reportable events or disagreements with McKennon, Wilson & Morgan LLP as described by the SEC in the relevant provisions of the SEC's Regulation S-B.

         (b) On December 4, 2002, we engaged Peterson Sullivan PLLC to serve as our independent auditors. During the years ended December 31, 2001 and 2000 and the interim periods of the year ending December 31, 2002 preceding our engagement of Peterson Sullivan PLLC, neither we nor anyone acting on our behalf consulted with Peterson Sullivan regarding (i) either the application of any accounting principles to a specific transaction undertaken by us, either completed or proposed, or the type of audit opinion that might be rendered by Peterson Sullivan PLLC on our financial statements; or (ii) any matter that was either the subject of a disagreement with McKennon, Wilson & Morgan LLP or a reportable event with respect to McKennon, Wilson & Morgan LLP.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES

         McKennon, Wilson & Morgan LLP provided audit services for us for the fiscal year ending December 31, 2001 and through the completion of our Quarterly Report on Form 10-QSB for our third fiscal quarter of 2002. Peterson Sullivan, PLLC provided audit services to us for our annual report for the fiscal year ended December 31, 2002. The aggregate fees billed by McKennon, Wilson & Morgan LLP for the audit of our annual financial statements and review of financial statements included in our Form 10-QSBs was $22,200 and $43,875 for 2002 and 2001, respectively.

         The aggregate fees billed with respect to the audit for our financial statements for our fiscal year ended December 31, 2002, by Peterson Sullivan, PLLC, were $28,952.09.

AUDIT-RELATED FEES

         The aggregate fees billed in each of 2002 and 2001 for assurance and related services by McKennon, Wilson & Morgan LLP, that are reasonably related to the audit or review of our financial statements and that were not covered in the Audit Fees disclosure above, was $0 and $450, respectively. These services included advice regarding a proposed private placement transaction.

         There were no fees billed in the fiscal year ended December 31, 2002, for assurance and related services rendered by Peterson Sullivan, PLLC, that are reasonably related to the audit or review of our financial statements and that were not covered in the Audit Fees disclosure above.

TAX FEES

         There were no fees billed in each of 2002 and 2001 for any professional tax advice or tax planning services rendered by McKennon, Wilson & Morgan LLP.

         There were fees of $13,750 billed for the year 2002 for professional services rendered by Peterson Sullivan PLLC for tax advice and planning.

ALL OTHER FEES

         There were no fees billed in each of 2002 and 2001 for professional services rendered by McKennon, Wilson & Morgan LLP or Peterson Sullivan PLLC for all other services not disclosed above.

AUDIT COMMITTEE PRE-APPROVAL

         Our Audit Committee pre-approved our engagement of McKennon, Wilson & Morgan LLP to act as our independent auditor for 2001 and through the completion of our Quarterly Report on Form 10-QSB for our third fiscal quarter of 2002. Our Audit Committee pre-approved

McKennon Wilson & Morgan LLP to provide the audit and audit related services described above, which represented 100% of the total fees we paid McKennon Wilson & Morgan LLP in 2001 and 2002. Our Audit Committee pre-approved our engagement of Peterson Sullivan, PLLC to act as our independent auditor for our fiscal year ended December 31, 2002. Our Audit Committee also pre-approved Peterson Sullivan, PLLC to provide the audit, audit-related, tax services and all other services described above. Each of the independent auditor firms performed all work only with its full time permanent employees. In its pre-approval and review of non-audit service fees, the audit committee considers, among other things, the possible effect of the performance of such services on the auditors' independence.


                                  ANNUAL REPORT

         A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 and a copy of our quarterly report on Form 10-QSB for the quarter ended March 31, 2003 is being mailed with this proxy statement to all stockholders as of the Record Date.


                            MISCELLANEOUS INFORMATION

OTHER BUSINESS

         As of the date of this proxy statement, our board of directors does not know of any business other than specified above to come before the annual meeting, but, if any other business does lawfully come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment.

COST OF SOLICITING PROXIES

         We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone, telegraph or personal interview. To the extent applicable, we also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of our common stock held of record by such persons, and we may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

STOCKHOLDER PROPOSALS

         Stockholder proposals with respect to our next annual meeting of stockholders must be received by us, in writing, at our corporate headquarters no later than February 2, 2004 to be considered for inclusion in our proxy statement for our 2004 annual meeting of stockholders. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in such proxy statement. If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of a stockholder proposal in the proxy statement shall be a reasonable amount of time before the Company has to print and mail its proxy materials. Such proposals must also comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in the proxy statement.

         For any proposal that is not submitted for inclusion in our proxy statement for our 2004 annual meeting of stockholders, but is instead sought to be presented directly at such annual meeting, the proxies named in our form of proxy for such meeting will be entitled to exercise discretionary authority on that proposal if we:

        o receive notice of the proposal before the close of business on February 2, 2004 and advise our stockholders in our proxy statement for our 2004 annual meeting of stockholders about the nature of the matter and how management intends to vote on such matter, or
        o do not receive notice of the proposal prior to the close of business on February 2, 2004.

         If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any stockholder proposal or nomination.

Notices of intention to present proposals at the 2004 annual meeting of stockholders should be addressed to our Secretary at our corporate headquarters located at 1050 NE Hostmark Street, Suite 100B, Poulsbo, Washington 98370.

                                         By Order of the Board of Directors,


May 30, 2003                             Clinton L. Ballard
Poulsbo, Washington                      President and Chief Executive Officer

                                                                     APPENDIX A

                             AUDIT COMMITTEE CHARTER

A.  PURPOSE

The primary purpose of the Audit Committee (the "Committee") of eAcceleration Corp. (the "Company") is to assist the Board of Directors (the "Board") of the Company in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and should encourage continued improvement of, and should foster adherence to, the Company's policies and practices as established by the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

B.  MEMBERSHIP

(i) Subject to paragraph (iii) of this Section B, the Committee shall be comprised of not less than three members of the Board, all of whom will be directors:

1.      who have no  relationship  to the Company  that may  interfere  with the
        exercise  of  their  independence  from  management   and   the  Company
        ("Independent Directors"); and

2. who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

(ii) Notwithstanding the above criteria with respect to the Committee's composition, the Board shall be permitted to appoint one (1) director to the Committee who is not an Independent Director, and is not a current employee or an immediate family member of such employee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the
individual   is  required  by  the  best   interests  of  the  Company  and  the
shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

(iii)   Moreover,  the  Committee   composition  requirements of  this Section B
shall not apply to the Company for so long as the Company files reports under SEC Regulation S-B. Instead, for such period the Committee shall be required to be comprised of at least two (2) members, a majority of which shall be Independent Directors.

C.    KEY RESPONSIBILITIES

(i) The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including any internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

(ii) The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o         The   Committee   shall   review   with   management  and  the outside
          auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K or 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K or 10-KSB) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q or 10-QSB and prior to release to the general public.

o The Committee shall discuss with the outside auditors the quality and adequacy of the Company's accounting principles as applied in its financial reporting including, but not limited to:

          o The clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates; and

          o other significant decisions made by management in preparing the financial disclosure.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o         The Committee shall:

          o request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

          o discuss with the outside auditors any such disclosed relationships or services and their impact on the outside auditor's objectivity and independence;

          o recommend that the Board take appropriate action to oversee the independence of the outside auditor;

          o maintain minutes or other records of meetings and activities of the Committee; and

          o report through the Committee chair to the full Board following each meeting of the Committee.

(iii) The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

eACCELERATION CORP.

         The undersigned hereby appoints Clinton L. Ballard and Diana T. Ballard, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the stock of the undersigned in eACCELERATION CORP., a Delaware corporation (the "Company"), at our Annual Meeting of Stockholders scheduled to be held on July 17, 2003 and any adjournments or postponements thereof.

         The Board of Directors recommends a vote FOR the following proposals.

1. Election of the following nominees as directors, as set forth in our proxy statement:

         Clinton L. Ballard
         Diana T. Ballard
         Edward P. Swain, Jr.
         William E. Hoke

          [ ]  FOR the nominees listed above
          [ ]  WITHHOLD authority to vote for all nominees
          [ ]  Withhold authority to vote for the following individual nominees:

                  ----------------------------------------------------------
                                  [Print Name]

2. Upon such other business as may properly come before the meeting or any adjournment thereof.


THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ABOVE-LISTED DIRECTOR-NOMINEES, AS SET FORTH ABOVE. RECEIPT OF THE COMPANY'S PROXY STATEMENT, DATED MAY 30, 2003, IS HEREBY ACKNOWLEDGED.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE



                  [L.S.]                    [L.S.]    Dated: _____________, 2003
------------------        -----------------


                                (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)